UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2015
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2015, Illumina, Inc. (the “Company”) announced that Rick Klausner will be leaving the Company in the first quarter of 2016, stepping down from his role as Chief Opportunity Officer.

Item 7.01  Regulation FD Disclosure.

On December 7, 2015, the Company announced the following changes to its management structure:

•Tristan Orpin has been promoted to the role of Executive Vice President, Clinical Genomics
•Omead Ostadan has been promoted to the role of Executive Vice President, Operations, Products and Strategy
•Marc Stapley has been promoted to the role of Executive Vice President & Chief Administrative Officer and will continue to act as Chief Financial Officer until a replacement has been appointed
•Christian Henry has been promoted to the role of Executive Vice President & Chief Commercial Officer

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	December 7, 2015	By:	/s/ CHARLES E. DADSWELL
Charles E. Dadswell
Senior Vice President and General Counsel